UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: March 13, 2025

(Date of earliest event reported)

Winvest Group Ltd.
(Exact name of registrant as specified in its charter)

Nevada	000-56204	27-2052033
(State of Incorporation)	(Commission File Number)	(IRS EIN)

50 West Liberty Street, Suite 880

Reno, NV 89501

(Address of principal executive offices)

(775) 996-0288

(Registrant’s telephone number, including area code)

(Former name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

☒ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Change in Registrant’s Certifying Accountant.

(a) Previous Independent Auditor

On March 13, 2025, the Board of Directors of Winvest Group Ltd. (the “Company”) decided to conclude the engagement of JWF Assurance PAC (“Former Auditor”) as the Company’s independent registered public accounting firm, effective immediately.

The Former Auditor performed quarterly reviews of the Company’s interim financial statements for the quarters ended Q1, Q2, and Q3 2024. However, they did not conduct an audit of the Company’s financial statements for a full fiscal year.

During the period from May 14, 2024 to March 13, 2025, there were:

■	No disagreements with the Former Auditor on any matters of accounting principles, financial statement disclosures, or auditing scope or procedures.
■	No “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company requested a letter from the Former Auditor stating whether they agree with the statements made in this Form 8-K, as required by Item 304(a)(3) of Regulation S-K. The Company has received the letter, and a copy is filed as Exhibit 16.1 to this Form 8-K.

(b) New Independent Auditor

On March 13, 2025, the Board of Directors approved the engagement of J&S Associate PLT (“New Auditor”) as the Company’s independent registered public accounting firm, effective immediately.

During the Company’s two most recent fiscal years and the subsequent interim period preceding the engagement of the New Auditor, neither the Company nor anyone acting on its behalf has consulted with the New Auditor regarding:

■	The application of accounting principles to a specified transaction;
■	The type of audit opinion that might be rendered; or
■	Any disagreements or reportable events under Item 304(a)(1)(iv) and (v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit 16.1	Letter from JWF Assurance PAC to the Securities and Exchange Commission, dated March 13, 2025.
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Winvest Group Ltd.

Dated: March 13, 2025	By:	/s/ Jeffrey Wong
Jeffrey Wong, CEO

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